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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2006

                            JAG Media Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

            Nevada                     000-28761                88-0380546
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(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)

                         6865 SW 18th Street, Suite B13
                            Boca Raton, Florida 33433
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               (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code:   (866) 300-7410

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in
                  Fiscal Year

         On April 26, 2006, JAG Media Holdings, Inc. (the "Company") filed a certificate of amendment (the "Certificate of Amendment") to its articles of incorportion (the "Articles of Incorporation"). The Company's Articles of Incorporation were amended to increase the Company's authorized capital stock from 250,000,000 shares of common stock, par value $0.00001 per share (the "Common Stock") to 500,000,000 shares of Common Stock.

         The Certificate of Amendment is attached hereto as Exhibit 3.1.


Item 9.01         Financial Statements and Exhibits.

(c)  Exhibits

3.1               Certificate of Amendment

99.1              Press Release dated April 26, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  JAG MEDIA HOLDINGS, INC.


                                  By: /s/ Thomas J. Mazzarisi
                                      -------------------------------------
                                  Name:   Thomas J. Mazzarisi
                                  Title:  Chairman of the Board, Chief Executive
                                     Officer & General Counsel


Dated:  May 1, 2006

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                                INDEX TO EXHIBITS
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Exhibit No.       Description
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3.1               Certificate of Amendment

99.1              Press Release dated April 26, 2006